                                                                    EXHIBIT 10.1

                         REGISTRATION RIGHTS AGREEMENT


    This REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of the 22nd day of October, 1997 by and among PRENTISS PROPERTIES ACQUISITION PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), PRENTISS PROPERTIES TRUST, a Maryland real estate investment trust ("the Company"), PRENTISS PROPERTIES I, INC., a Delaware corporation and sole general partner of the Partnership (the "General Partner"), and the limited partners listed on Exhibit A hereto (the "Limited Partners"). The Limited Partners and their permitted transferees and assignees are herein referred to individually as a "Holder" and collectively, as "Holders".

                                    RECITALS

    WHEREAS, pursuant to the Second Amended and Restated Agreement of Limited Partnership of Prentiss Partnership of Prentiss Properties Acquisition Partners, L.P., dated as of October 22, 1996 (the "Partnership Agreement"), the Limited Partners have contributed to the capital of the Partnership interests in certain assets in exchange for the units of limited partnership interest in the Partnership as set forth on Exhibit A hereto (the "Partnership Units");

    WHEREAS, the parties hereto desire to set forth certain rights of the Limited Partners as holders of the Partnership Units;

    NOW, THEREFORE, for and in consideration of the mutual promises and agreements contained in this Agreement, the parties hereto agree as follows:


                                   AGREEMENT

                                   ARTICLE I
                                  DEFINITIONS

    Capitalized terms not otherwise defined when first used herein shall have the meanings set forth in the Partnership Agreement.

                                   ARTICLE II
                               SHELF REGISTRATION

    2.1. Shelf Registration. The Company agrees to file with the Commission a shelf registration statement pursuant to Rule 415 of the Securities Act, or similar rule that may be adopted by the Commission (the "Shelf Registration"), at a time and in a manner reasonably designed to cause the Shelf Registration to be declared effective by the Commission on or about the first anniversary of the date of this Agreement, with respect to the issuance by the Company of at least the number of REIT Shares issuable to the Limited Partners upon redemption of the Partnership Units (the "Exchange Shares"). The Company will use its reasonable best efforts to
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cause the Shelf Registration to be declared effective under the Securities Act as soon as reasonably possible after filing. The Company will use its reasonable best efforts to keep the Shelf Registration continuously effective until the earlier of (a) the date when all of the Exchange Shares covered thereby are issued or sold thereunder, (b) the date on which all Limited Partners then holding Partnership Units agree to the withdrawal of the Registration Statement or (c) the first date on which all of the Exchange Shares covered thereby could, in the opinion of counsel for the Company, be sold in any three month period pursuant to Rule 144 under the Securities Act or any successor rule thereto (the "Shelf Registration Period"). The Company further agrees to supplement or make amendments to the Shelf Registration, if required by the rules, regulations, or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for the Shelf Registration. In addition, the Company agrees to file any additional Shelf Registration as may be necessary from time to time to register additional Exchange Shares issuable as a result of any change in the Conversion Ratio. No provision of this Article II shall require the Company to file a registration statement on any form other than Form S-3 or a successor form thereto.

    2.2. Registration and Qualification Procedures. The Company will:

         (a) use its reasonable best efforts to cause the Shelf Registration to be declared effective by the Commission as soon after filing as reasonably possible;

         (b) use its reasonable best efforts to keep the Shelf Registration effective and the related prospectus current throughout the Shelf Registration Period;

         (c) furnish to each Limited Partner such numbers of copies of the relevant prospectuses, and supplements or amendments thereto, and such other related documents as they may reasonably request; and

         (d) use its reasonable best efforts to register or qualify the securities covered by the Shelf Registration under applicable state securities or blue sky laws; provided, however, that the Company shall not be required to
(i) qualify as a foreign corporation or consent to a general and unlimited service of process in any jurisdiction in which it would not otherwise be required to be qualified or so consent or (ii) qualify as a dealer in securities.

         2.3. Allocation of Expenses. The Partnership or the Company shall pay all expenses in connection with the Shelf Registration, including, without limitation (a) Commission registration fees, (b) printing expenses, (c) accounting and legal fees and expenses for the Company and the Partnership (but not the fees and expenses of any accountant or attorney engaged by any Limited Partner) and (d) expenses of complying with applicable securities or blue sky laws in connection with the Shelf Registration; provided, however, neither the Partnership nor the Company shall be liable for (i) any discounts or commissions to any broker attributable to any sale of Exchange Shares, or (ii) any fees or expenses incurred by holders of Exchange Shares in connection with such registration which, according to the written instructions of any regulatory authority, the Partnership or the Company is not permitted to pay.

    2.4. Indemnification. In connection with the Shelf Registration, the Company, the General Partner, and the Partnership agree to indemnify holders of Partnership Units and Exchange Shares in accordance with the provisions of
Article IV hereof.

    2.5. Listing on Securities Exchange. The Company will, at its expense, list and maintain the listing on the NYSE of the Exchange Shares registered pursuant to this Article II.

                                  ARTICLE III
                              DEMAND REGISTRATION

    3.1. Request for Registration. Subject to the provisions of this Article III, if at any time after the first anniversary of the date of this Agreement the Shelf Registration is withdrawn or otherwise unavailable for any reason for a period exceeding 75 days (whether or not consecutive) in any three-month period, then, upon the written request of any Limited Partner, the Company agrees to file with the Commission a registration statement on the appropriate form under the Securities Act covering not less than 70,000 Exchange Shares for resale in open market transactions. The number of Exchange Shares requested to be registered pursuant to the registration statement shall be set forth in the written request of the Limited Partner. Prior to the filing of the registration statement, the Limited Partner shall provide the Company with all information required to enable the Company to effect the appropriate registration. In effecting any registration pursuant to this Section 3.1, the Company may include, in addition to Exchange Shares requested to be so registered, securities of other shareholders of the Company as well as additional securities of the Company on the appropriate registration form.

    3.2. Timing. Notwithstanding anything to the contrary contained in this
Article III (i) the Company shall not be obligated to file or effect a registration pursuant to this Article III during the period starting with the date 45 days prior to the Company's estimated date of filing of, and ending on a date 90 days following the effective date of, a registration statement pertaining to an underwritten public offering of securities for the account of the Company, provided that the Company is actively employing in good faith reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; and (ii) if the Company shall furnish to the Limited Partner a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Trustees it would be detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to file a registration statement shall be deferred for a period not to exceed six months.

    3.3. One Time Registration. The Company shall be obligated to effect only one registration pursuant to this Article III for each Limited Partner.

    3.4. Registration and Qualification Procedures. If and whenever the Company is required to effect any registration as provided in this Article III, the Company will:

         (a) as expeditiously as possible prepare and file with the Commission the appropriate registration statement, as set forth in Section 3.1, including any amendments or supplements to such registration statement that may be required by the rules, regulations or

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instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for such registration statement; provided, however that in no event will the Company's obligations under this Article III extend to any Exchange Shares previously registered pursuant to any registration statement that remains effective;

         (b) use its reasonable best efforts to cause such registration statement to be declared effective by the Commission as soon after filing as reasonably possible;

         (c) furnish to each Limited Partner such number of copies of each the relevant prospectuses, and supplements or amendments thereto, and such other related documents as they may reasonably request;

         (d) use its reasonable best efforts to qualify the offering under applicable state securities or blue sky laws; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or consent to a general and unlimited service of process in any jurisdiction in which it is not otherwise required to be qualified or so consent or (ii) qualify as a dealer in securities;

         (e) use its reasonable best efforts to keep the registration statement effective and the related prospectus current for ninety calendar days following its effective date or such lesser period as the Limited Partners requesting such registration may accept; and

         (f) not be required to register Exchange Shares pursuant to Section 3.1 if, within ten calendar days following receipt of the request for registration, the Company shall commit itself to purchase within ten business days for the Cash Amount all of the Exchange Shares requested to be registered by the Limited Partner pursuant to Section 3.1.

    3.5. Expenses of Registration. The Partnership or the Company shall pay all expenses in connection with each registration pursuant to Section 3.1, including, without limitation (a) Commission registration fees, (b) printing expenses, (c) accounting and legal fees and expenses for the Company and the Partnership (but not the fees and expenses of an accountant or attorney engaged by any Limited Partner) and (d) expenses of complying with applicable securities or blue sky laws in connection with the Shelf Registration; provided, however, neither the Partnership nor the Company shall be liable for (i) any discounts or commissions to any broker attributable to any sale of Exchange Shares, or (ii) any fees or expenses incurred by holders of Exchange Shares in connection with such registration which, according to the written instructions of any regulatory authority, the Partnership or the Company is not permitted to pay.

    3.6. Listing on Securities Exchange. The Company will, at its expense, list and maintain the listing on the NYSE of the Exchange Shares registered pursuant to this Article III.

                                   ARTICLE IV
                                INDEMNIFICATION

    4.1. Indemnification by the Company, the General Partner, and the Partnership. The Company, the General Partner, and the Partnership agree to indemnify and hold harmless the

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Limited Partners, the directors and officers of any corporate Limited Partner, and each Person (if any) who controls a corporate Limited Partner within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages, or liabilities to which they or any of them may become subject under the Securities Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, or actions arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed hereunder to register the Exchange Shares or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under blue sky or other securities laws of jurisdictions in which the Exchange Shares are offered (a "Blue Sky Filing"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement, or contained in any final prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnification agreement contained in this Section 4.1 shall not apply to such losses, claims, damages, liabilities, or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Limited Partners specifically for use in connection with preparation of any registration statement, any preliminary prospectus or final prospectus contained in any registration statement, any such amendment or supplement thereto or any Blue Sky Filing.

    4.2. Indemnification Procedures.

         (a) Each indemnified party shall, with reasonable promptness after its receipt of written notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from an indemnifying party on account of an indemnity agreement contained herein, notify the indemnifying party in writing of the commencement thereof.

         (b) The omission to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party unless the failure to give notice materially adversely affects the ability of the indemnifying party to defend a claim which is the subject of indemnification hereunder (in which case the indemnifying party shall be relieved of its obligation only to the extent of offsetting any loss, damage, or liability it suffers as a consequence of the failure against its monetary obligation to the indemnified party).

         (c) In case any such action shall be brought against any indemnified party and the indemnified party shall so notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party hereunder for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, except as provided below.

         (d) The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the indemnified party unless (i) the indemnifying party agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

         (e) The indemnity agreements contained herein shall be in addition to any liabilities which the indemnifying party may have pursuant to law.

    4.3. Contribution.

         (a) If for any reason the indemnification provisions contemplated herein are either unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, or liabilities referred to therein, then the party that otherwise would be required to provide indemnification or the indemnifying party (in either case, for purposes of this section, the "Indemnifying Party") in respect of such losses, claims, damages, or liabilities, shall contribute to the amount paid or payable by the party that would otherwise be entitled to indemnification or the indemnified party (in either case, for purposes of this section, the "Indemnified Party") as a result of such losses, claims, damages, liabilities, or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party.

         (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person or entity determined to have committed a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE V
                                    GENERAL

    5.1. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission, or sent prepaid by international courier, to the Limited Partners at their addresses as set forth on the books of the Partnership. Notices to the Company, the Partnership and the General Partner shall be delivered at or mailed to Prentiss Properties I, Inc., 3980 West Northwest Highway, Suite 400, Dallas, Texas 75220. The Company, the Partnership and the General Partner may specify a different address by written notice to the Limited Partners. Any Limited Partners may specify a different address by written notice to the Company. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when delivered by hand or confirmed by facsimile transmission, or, in the case of delivery by courier, when actually delivered to the address of the intended recipient.

    5.2. Entire Agreement. This Agreement and exhibits attached hereto constitute the entire agreement of the parties and supersede all prior written agreements and prior and contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

    5.3. Pronouns and Plurals. When the context in which words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and the masculine gender shall include the neuter or female gender as the context may require.

    5.4. Headings. The article and section headings in this Agreement are for convenience only and shall not be used in construing the scope of this Agreement or any particular article or section.

    5.5. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

    5.6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    5.7. Assignment and Confirmation. This Agreement may be assigned by a Limited Partner only upon the written consent of the Company (which consent shall be deemed to have been given with respect to the assignment of this Agreement to any transferee of Units permitted pursuant to Article IX of the Partnership Agreement, but only as this Agreement relates to the Units transferred). It shall be a condition to any Person succeeding to the rights of a Limited Partner as permitted herein that such Person, if requested by the Company, execute a counterpart to this Agreement and become a party hereto.

    5.8. Amendment. This Agreement may be amended by written agreement executed by the Company, the General Partner, the Partnership and each Limited Partner to be bound thereby.

    5.9. Authority; Binding Effect. Each party hereto represents and warrants to the other parties that it has the full legal right, power and authority to execute this Agreement, that this Agreement has been duly authorized, executed and delivered on behalf of such party and constitutes a valid and binding agreement of such party enforceable in accordance with its terms.

    5.10. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement.

    5.11. Application of Agreement. This Agreement shall apply only to the Partnership Units listed on Exhibit A and the Exchange Shares issuable in respect thereof.

    IN WITNESS WHEREOF, each party has duly executed this Agreement as of the day and year first above written.


                                PRENTISS PROPERTIES TRUST, a
                                Maryland real estate investment trust


                                By:    /s/ THOMAS F. AUGUST
                                    --------------------------------------------
                                Name:   Thomas F. August
                                      ------------------------------------------
                                Title:  President & COO
                                       -----------------------------------------


                                PRENTISS PROPERTIES ACQUISITION
                                PARTNERS, L.P.

                                By: PRENTISS PROPERTIES I, INC., its general
                                    partner


                                    By:  /s/ WILLIAM REISTER
                                        ----------------------------------------
                                    Name:   William Reister
                                          --------------------------------------
                                    Title:  Vice President
                                           -------------------------------------


                                LIMITED PARTNERS

                                /s/ PETER O. HAUSMANN
                                ------------------------------------------------
                                Peter O. Hausmann


                                /s/ TIMOTHY J. WEBER
                                ------------------------------------------------
                                Timothy J. Weber


                                /s/ HENRY C. GULBRANDSEN, JR.
                                ------------------------------------------------
                                Henry C. Gulbrandsen, Jr.


                                /s/ STEVEN A. STATTNER
                                ------------------------------------------------
                                Steven A. Stattner

                                   EXHIBIT A

                               PARTNERSHIP UNITS


                     Limited Partner            Partnership Units
                     --------------             -----------------

                Peter O. Hausmann                    190,190
                Henry C. Gulbrandsen, Jr.            131,956
                Timothy J. Weber                     131,956
                Steven A. Stattner                    70,078

                                  EXHIBIT B

                     NOTICE OF EXERCISE OF REDEMPTION RIGHT

    The undersigned hereby irrevocably (i) presents for redemption ________ units of limited partnership interest ("Units") in Prentiss Properties Acquisition Partners, L.P. (the "Partnership") in accordance with the terms of the Registration Rights Agreement, dated _________, 1997 ("Agreement") and the "Exchange Right" referred to in Section 8.05 of the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), (ii) surrenders such Units and all right, title and interest therein, (iii) surrenders herewith any certificate or other writing evidencing the Units (and requests that any Units so evidenced that are not redeemed be evidenced by the issuance of a new certificate or writing) and (iv) directs that the "Cash Amount" or "REIT Shares Amount" (as determined by the General Partner), as defined in the Agreement, deliverable upon exercise of the Redemption Rights be delivered to the address specified below, and if REIT Shares are to be delivered, such Company Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated:
      --------------------, ---------

Name of Limited Partner:



                                        ----------------------------------------
                                        (Signature of Limited Partner)


                                        ----------------------------------------
                                        (Mailing Address)


                                        ----------------------------------------
                                        (City) (State) (Zip Code)


                                        Signature Guaranteed by:


                                        ----------------------------------------

If REIT Shares are to be issued, issue to:

----------------------------------------

----------------------------------------

----------------------------------------


Please insert social security or identifying number:

----------------------------------------